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                                                                EXHIBIT 10.280

                  AMENDMENT NUMBER 1 TO THE OPTION AGREEMENT
                                   BETWEEN
               INVESTORS TRUST & CUSTODIAL SERVICES (IRELAND) LTD., SOLELY IN ITS CAPACITY AS TRUSTEE FOR ROYALTY PHARMA,
                          ROYALTY PHARMA FINANCE TRUST
                                     AND
                       LIGAND PHARMACEUTICALS INCORPORATED

        THIS AMENDMENT TO OPTION AGREEMENT (the "Amendment") is made and entered into on this 5th day of November, 2004, among Ligand Pharmaceuticals Incorporated ("Seller"), Royalty Pharma Finance Trust, a Delaware Business Trust ("Buyer"), and Investors Trust & Custodial Services (Ireland) Ltd., solely in its capacity as Trustee of Royalty Pharma, a unit trust organized under the laws of the Republic of Ireland ("Parent"). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Option Agreement, as defined below.

        WHEREAS, Seller, Buyer and Parent are parties to that certain Option Agreement dated as of October 1, 2003 (the "Option Agreement"), pursuant to which Parent received the option to acquire the October 2003 Option, and Parent exercised such option;

        WHEREAS, pursuant to Section 6 of the Option Agreement, Parent assigned the right to purchase the October 2003 Option to Buyer, and Buyer so purchased such option directly from Seller; and

     WHEREAS, Seller, Buyer and Parent desire to amend the Option Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment and the Option Agreement, the parties hereto hereby amend the Option Agreement as follows:

     1. Section 4 is hereby amended by deleting it in its entirety and replacing it with "Reserved."

     2. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

     3. Entire Agreement. The Option Agreement, as amended hereby, constitutes the full and entire understanding between the parties regarding the subject matter herein. Except as otherwise expressly provided herein, the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     4. Full Force and Effect. Except as amended hereby, the Option Agreement shall remain in full force and effect.

     5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

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     6. Captions.  The titles and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

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     IN WITNESS WHEREOF, the parties hereof have caused this Amendment Number 1 to the Option Agreement to be duly executed and delivered as a deed by their respective authorized officers of the day and year first written above.

SELLER
LIGAND PHARMACEUTICALS INCORPORATED

By:     /s/ Warner R. Broaddus
    --------------------------------------
Name:   Warner R. Broaddus
    --------------------------------------

Title:  VP, GC, Sect'y
    --------------------------------------


PARENT
INVESTORS TRUST & CUSTODIAL SERVICES (IRELAND) LTD.,
SOLELY IN ITS CAPACITY AS TRUSTEE FOR ROYALTY PHARMA

By:     /s/ Michael F. Rogers
   --------------------------------------

Name:   Michael F. Rogers
   --------------------------------------

Title:  Director
   --------------------------------------



BUYER
ROYALTY PHARMA FINANCE TRUST

By:     RP Management LLC, as Administrator

/s/ Pablo Legorreta
   --------------------------------------
Pablo Legorreta, Member